Exhibit 10.1

SECOND AMENDMENT TO THE

MUSTANG BIO, INC.

2016 EQUITY INCENTIVE PLAN

This Second Amendment to the Mustang Bio, Inc. 2016 Equity Incentive Plan (the “Plan”), as amended on June 14, 2018, is hereby adopted this 17th day of June, 2021, by the Board of Directors (the “Board”) of Mustang Bio, Inc. (the “Company”).

WITNESETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 15.1 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, Board has approved and authorized this Second Amendment to the Plan and has recommended that the stockholders of the Company approve this Second Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	Section 5.1 of the Plan is hereby amended by increasing the share references in such section from 5,000,000 to 8,000,000, so that such section reads in its entirety as follows:

“5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 8,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 8,000,000. The maximum aggregate number of Shares associated with any Award granted under the Plan in any calendar year to any one Non-Employee Director shall be 100,000 Shares.”

2.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Second Amendment to the Plan, as adopted by the Board on April 28, 2021, and approved by the Company’s stockholders on June 17, 2021.

MUSTANG BIO, INC.

By:	/s/ Manuel Litchman, M.D.
Manuel Litchman, M.D.
President and Chief Executive Officer